                                                                  EXHIBIT 10D(4)


                           FOURTH AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is dated as of May 15, 2001 ("this Amendment"), by and among NORSTAN, INC., a Minnesota corporation (the "Borrower"), the banks which are signatories hereto (each individually, a "Bank," and collectively, the "Banks"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement dated as of December 20, 2000, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of March 19, 2001, as amended by a Second Amendment to Amended and Restated Credit Agreement dated as of March 30, 2001 and as amended by a Third Amendment to Amended and Restated Credit Agreement dated as of April 4, 2001 (as amended, the "Credit Agreement").

         B. The Borrower, Syncromesh Consulting, Inc. ("Syncromesh"), and (solely with respect to Article V thereof) Barry R. Rubin have entered into, and consummated the transactions contemplated by, that certain Stock Purchase Agreement dated as of April 30, 2001 among them (the "Consulting Sale Agreement") whereunder, among other things, the Borrower has sold to Syncromesh all of the issued and outstanding common stock in Norstan Consulting Holding Company, a Minnesota corporation ("NCHC"). NCHC owns all of the issued and outstanding common stock in Norstan Consulting, Inc., a Minnesota corporation ("Consulting").

         C. The Borrower has requested that the Banks (i) consent to the Consulting Sale Agreement and the transactions consummated thereby, and (ii) agree to amend certain provisions of, and waive certain Events of Default under, the Credit Agreement as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein, but which are defined in the Credit Agreement, shall have the meanings ascribed to such terms in the Credit Agreement unless the context otherwise requires.

         Section 2. Amendments to Credit Agreement. Subject to Section 5 hereof, the Credit Agreement is hereby amended as follows:

                  (a) Amended Definitions. Section 1.1 of the Credit Agreement is amended by deleting the definitions of "Guarantors" and "Pledge Agreements" as they appear therein





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         and substituting in lieu thereof the following definitions in the appropriate alphabetical order:

                           "Consulting": Norstan Consulting, Inc., a Minnesota
                  corporation.

                           "Consulting Cash Portion": The initial payment of
                  $500,000 payable by Syncromesh, Inc. to the Borrower pursuant to Section I(B) of the Consulting Sale Agreement.

                           "Consulting Note Documents": Collectively, (a) that
                  certain promissory note dated April 30, 2001 made by Syncromesh, Inc. in favor of the Borrower in the amount of $1,500,000 (the "Consulting Purchaser Note"), (b) that certain promissory note dated October 28, 1999 made by TechSkills.com, Inc. in favor of Consulting in the original principal amount of $1,801,943.01, (c) that certain promissory note dated January 22, 2001 made by Substance Abuse Management, Inc. in favor of Consulting in the original principal amount of $1,500,000, (d) that certain guaranty dated January 22, 2001 made by Henry Goldberg in favor of Consulting whereunder such individual has guaranteed payment of the note specified in the forgoing subparagraph (c), and (e) that certain assignment agreement dated as of April 30, 2001 whereunder Consulting has absolutely and irrevocably assigned to the Borrower the notes and guaranty specified in the forgoing subparagraphs (b), (c) and (d).

                           "Consulting Purchaser Note": As defined in the
                  definition of "Consulting Note Documents" contained in Section
                  1.1 hereof.

                           "Consulting Sale Agreement": That certain Stock
                  Purchase Agreement dated as of April 30, 2001 between Syncromesh, Inc., the Borrower and (solely with respect to Article V of such agreement) Barry R. Rubin.

                           "Consulting Sale Collateral": Collectively, (a) the
                  Consulting Note Documents and the Consulting Sale Agreement and the instruments and other agreements evidencing the Consulting Note Documents or the Consulting Sale Agreement, and all interest, cash, instruments, agreements and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Consulting Note Documents or the Consulting Sale Agreement,
                  (b) any and all collateral security and guaranties now or hereafter securing or guarantying all or any items of the Consulting Note Documents or the Consulting Sale Agreement, and all agreements granting such security or guaranties, and all rights, remedies, powers and privileges of the Borrower under all of the foregoing, and (c) all proceeds of any and all of the foregoing (including proceeds that constitute property of types described above in this definition).

                           "Guarantors": Norstan Financial Services, Inc., a
                  Minnesota corporation; Norstan Communications, Inc., a Minnesota corporation; Norstan Network Services, Inc., a Minnesota corporation; Norstan International, Inc., a Minnesota corporation; Norstan-UK Limited, a corporation incorporated in London,



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                  England; Norstan Canada, Ltd., a Canadian corporation; Vibes
                  Technologies, Inc., a Minnesota corporation; Norstan Canada, Inc. a Minnesota corporation; Norstan Information Systems, Inc., a Minnesota corporation; and Norstan Network Services of New Hampshire, Inc., a New Hampshire corporation

                           "Net Proceeds": With respect to the sale or
                  disposition of property, sale of capital stock and offering of debt securities by the Borrower or a Subsidiary, or other non-recurring event, an amount equal to (a) the cash (including deferred cash proceeds and all amounts received from time to time upon the Consulting Sale Collateral) and other consideration received by the Borrower or a Subsidiary in connection with such transaction or event, minus (b) the sum of (i) the unpaid principal balance on the date of any such sale or offering of any Indebtedness that is secured by a Lien not proscribed by Section 6.12 and affecting such property, and which is required to be repaid on the date of such sale or offering, (ii) any closing costs or selling costs payable upon the consummation such sale or offering (other than Permitted Consulting Sale Costs), (iii) any sales or income tax paid or payable by the Borrower in connection with such transaction or event (excluding any tax for which the Borrower is reimbursed by the purchaser) and (iv) in the case of the amounts received upon the Consulting Cash Portion and the Consulting Purchaser Note (and not in the case of any amounts received upon any other Consulting Sale Collateral), the Permitted Consulting Sale Costs.

                           "Permitted Consulting Sale Costs": As of any date of
                  any determination, the following amounts: (a) all amounts payable on or before such date upon Consulting's trade accounts payable and accrued payroll obligations (other than severance obligations specified in SectionV(B) of the Consulting Sale Agreement) assumed by the Borrower pursuant to
                  Section I(B) of the Consulting Sale Agreement and (b) all other amounts payable on or before such date under the Consulting Sale Agreement (including severance costs incurred under Section V(B) of the Consulting Sale Agreement, but excluding any indemnification obligations under Sections V(B) or X(A) of the Consulting Sale Agreement or otherwise), provided that the "Permitted Consulting Sale Costs" shall not include (i) any amounts payable in excess of (A) $2,000,000, in the case of amounts specified in clause (a) of this definition and (B) $600,000, in the case of amounts specified in clause (b) of this definition and (ii) any amounts which, prior to such determination, have been deducted from the proceeds of Consulting Sale Collateral in determining whether any Net Proceeds derive therefrom.

                           "Pledge Agreements": Collectively, the separate
                  Pledge Agreements of the Borrower, Norstan Canada, NCI, Norstan Network Services, Inc. and Norstan International, Inc. pursuant to which the Agent has been granted, for the benefit of the Banks, a security interest in the capital stock (or the equivalent) of certain direct and indirect Subsidiaries of the Borrower, as any of the same may be amended, supplemented, extended, restated or otherwise modified from time to time.



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                           "Security Documents": The Guaranties, the Security
                  Agreements, the Pledge Agreements, any collateral assignment documents executed and delivered by the Borrower or any Subsidiary under Section 3.1(a)(xv) and any other documents or instruments executed and delivered in connection with any of the forgoing.

                  (b) Connaissance Note Collateral. Section 5.16(b) of the Credit Agreement is amended by adding the following new sentence at the end thereof:

                  Notwithstanding anything to the contrary in NCI's Security Agreement, NCI will not, without the Agent's prior written consent, agree to any modifications, amendments, subordinations, cancellations or terminations of the obligations of any Account Debtor (as defined in the Borrower's Security Agreement) upon any Connaissance Note Collateral.

                  (c) Consulting Sale Collateral. Section 5.17 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof

                           Section 5.17 Ericsson Intercreditor Agreements. By
                  May 30, 2001, the Borrower shall furnish to the Agent the Intercreditor Agreements substantially in the form of those attached as Exhibits C and D to the First Amendment hereto, duly executed by the NCI, Ericsson, Inc. or Ericsson Webcom, Inc., as applicable.

                           Section 5.18  Consulting Sale Collateral.

                           (a) The Borrower acknowledges and confirms that the Consulting Sale Collateral constitutes "Collateral" under and within the meaning of the Borrower's Security Agreement. Except as the Agent may otherwise agree, the Borrower shall cause all certificates, instruments and other agreements representing or evidencing Consulting Sale Collateral received by the Borrower or any Subsidiary to be delivered to the Agent promptly upon receipt thereof. All such certificates, instruments and agreements shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. Neither the Borrower nor any Subsidiary shall forgive, cancel, compromise, modify, amend or extend the time for payment of, or waive any default under, any of the Consulting Sale Collateral, or modify or amend, or waive any default under, any agreement with respect to the Consulting Sale Collateral, or consent to or acquiesce in any of the foregoing, without in each case the prior written consent of the Banks.

                  (b) Subject to paragraph (c) of this Section 5.18, the Borrower shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights



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         pertaining to the Persus Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Borrower's Security Agreement, provided, however, that the Borrower shall not exercise or refrain from exercising any such right if such action could reasonably be expected to be inconsistent with the terms of this Agreement or the Security Agreement, including without limitation, Pledgor's voting at any time to increase the number of member interests of authorized and/or issued member interests of Persus, except in a manner consistent with the terms of Section ___ of this Section 5.18, or voting at any time to sell any assets of such company.

                  (c) Subject to paragraph (e) of this Section 5.18, the Borrower shall be entitled to receive, retain, and use in any manner not prohibited by this Agreement any and all dividends and other distributions paid in respect of the Persus Collateral; provided, however, that any and all

                           (i) dividends and other distributions paid or payable
                  other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

                           (ii) dividends and other distributions paid or
                  payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                           (iii) cash paid, payable or otherwise distributed in
                  redemption of, or in exchange for, any Collateral,

         shall be, and shall be forthwith delivered to the Bank to hold as, Collateral and shall, if received by the Borrower, be received in trust for the benefit of the Bank, be segregated from the other property or funds of the Borrower, and be forthwith delivered to the Bank as Collateral in the same form as so received (with any necessary indorsement or assignment). The Borrower shall, upon request by the Bank, promptly execute all such documents and do all such acts as may be necessary or desirable to give effect to the provisions of this
         Section 5.18(c).

                  (d) Upon the occurrence and during the continuance of any Event of Default, the Bank shall have the right in its sole discretion, and the Borrower shall execute and deliver all such proxies and other instruments as may be necessary or appropriate to give effect to such right, to terminate all rights of the Borrower to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 5.18(b) hereof, and all such rights shall thereupon become vested in the Bank who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; provided, however, that the Bank shall not be deemed to possess or have control over any voting rights with respect to any Collateral unless and until the Bank has given written notice to the Borrower that any further exercise of such voting rights by the Borrower is prohibited and that the Bank and/or its assigns will henceforth exercise such voting rights; and provided, further, that neither the registration of any item of Collateral in the Bank's name nor the exercise of any voting



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         rights with respect thereto shall be deemed to constitute a retention by the Bank of any such Collateral in satisfaction of the Obligations or any part thereof.

                  (e) Upon the occurrence and during the continuance of any Event of Default:

                           (i) all rights of the Borrower to receive the
                  dividends and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 6(c) hereof shall cease, and all such rights shall thereupon become vested in the Bank who shall thereupon have the sole right to receive and hold such dividends and other distributions as Collateral under the Borrower's Security Agreement, and

                           (ii) all payments of dividends and other
                  distributions that are received by the Borrower contrary to the provisions of paragraph (i) of this Section 5.18(e) shall be received in trust for the benefit of the Bank, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Bank as Collateral under the Borrower's Security Agreement in the same form as so received (with any necessary indorsement).

                  (f) The Borrower agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Persus Collateral.

                  (g) The Pledgor agrees that it will (i) cause Persus not to issue any stock, member interests or other securities in addition to or in substitution for the Persus Collateral, except to the Pledgor and except for the 700 voting interests and 3750 nonvoting interests in Persus issued in favor of the "Partners", as specified in the Master Agreement and (ii) pledge under the Borrower's Security Agreement, immediately upon its acquisition (directly or indirectly) thereof, any and all additional member interests, stock or other securities of Persus issued in favor of the Borrower



                           (b) Notwithstanding whether an Event of Default has
                  occurred, any and all Net Proceeds paid, payable or otherwise distributed in respect of, or in exchange for, any Consulting Sale Collateral, shall be applied, and shall be forthwith delivered to the Agent to apply, to the Obligations in the manner set forth in Section 2.6(c) hereof and shall, if received by the Borrower or any Subsidiary, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Borrower or such Subsidiary, and be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement or assignment). Notwithstanding the forgoing, upon the occurrence of an Event of Default and at any time during the continuance thereof, the Agent may take any action with respect to the Consulting Sale Collateral specified in Section 20 of the Borrower's Security Agreement or otherwise. Notwithstanding anything to the contrary in the Borrower's Security Agreement, the Borrower will not, without the Agent's prior written consent, agree to any modifications,



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                  amendments, subordinations, cancellations or terminations of the obligations of any Account Debtor (as defined in the Borrower's Security Agreement) upon any Consulting Sale Collateral. Within 10 days of any request therefor made by the Agent from time to time, the Borrower shall furnish to the Agent a written accounting of all amounts received on or prior to the date of such request by the Borrower or any Subsidiary upon the Consulting Sale Collateral and the Net Proceeds derived therefrom, which accounting shall be certified by the chief financial officer of the Borrower and shall be in form and substance reasonably acceptable to the Agent.

                           (c) The provisions of this Section 5.18 shall
                  supplement, and be cumulative of, the Borrower's Security Agreement.

                  (d) Investments. The following new Section 6.10(s) of the Credit Agreement is added immediately following Section 6.10(r) of the Credit Agreement:

                           (s) Investments comprising the Consulting Sale
                  Collateral.

                  (e) Events of Default. Section 7.1(c) of the Credit Agreement is amended by deleting the clause "5.15 or 5.16" as it appears therein and substituting in lieu thereof the clause "5.15, 5.16, 5.17 or 5.18".

         Section 3. Consent; Waiver of Events of Default; Termination of Consulting Security Documents; Delivery of Instruments. Upon the satisfaction of the conditions set forth in Section 5 below:

                  (a) Each Bank and the Agent (i) hereby consents to the execution and delivery by the Borrower of the Consulting Sale Agreement and the consummation of the transactions contemplated thereby, (ii) hereby waives any default or Event of Default arising under Sections 4.10, 4.19, 6.1, 6.2, 6.10, 6.14, 7.1(k), 7.1(m) or 7.1(o) of the
         Credit Agreement due to the matters specified in the forgoing clause
         (i) and (iii) hereby waives any default or Event of Default arising under Section 5.17 of the Credit Agreement (as it existed prior to the date of this Amendment) arising due to the failure of the Borrower to timely furnish to the Agent the documents specified therein. The Banks' and the Agent's consents and waivers set forth in the forgoing sentence are limited to the specific terms thereof, and nothing herein shall be deemed a waiver by the Banks or the Agent of any other term, condition, representation or covenant applicable to the Borrower or any Guarantor under the Loan Documents (including but not limited to any future occurrence similar to the Existing Defaults). The waivers by the Banks and the Agent set forth this subparagraph shall not constitute a waiver by the Banks or the Agent of any other Default or Event of Default, if any, under any Loan Document, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect.

                  (b) The following documents are each hereby terminated for all purposes: (i) the Guaranty of NCHC, (ii) the Pledge Agreement of NCHC,
         (iii) the Security



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         Agreement of NCHC, (iv) the Guaranty of Consulting and (v) the Security
         Agreement of Consulting

                  (c) Schedule I attached to the Borrower's Pledge Agreement is hereby amended to read as set forth on Exhibit A to this Amendment. Except as amended by this Amendment, the Borrower's Pledge Agreement shall remain unmodified and in full force and effect.

                  (d) The Agent shall execute and deliver to the Borrower's counsel the following: (i) UCC-3 financing statements terminating the UCC-1 financing statements filed by the Agent with respect to the Security Agreements executed by NCHC and Consulting and the Pledge Agreement executed by NCHC, (ii) UCC-3 financing statements amending the UCC-1 financing statement filed by the Agent with respect to the Borrower's Pledge Agreement to delete from the collateral description set forth therein the common stock of NCHC pledged by the Borrower thereunder, (iii) the share certificates representing the common stock of NCHC and Consulting held by the Agent and the corresponding stock powers held by the Agent.

         Section 4. Representations and Warranties of the Borrower. To induce the Banks and the Agent to execute and deliver this Amendment (which representations and warranties shall survive the execution and delivery of this Amendment), the Borrower represents and warrants to the Agent and the Banks that:

                  (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) the execution, delivery and performance by the Borrower of the Amendment (i) have been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which any of its properties or assets are or may be bound, or (B) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 4(c);



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


                  (d) as of the date hereof, no Default or Event of Default has occurred which either (a) is continuing or (b) has not been waived by the Agent and the Banks as set forth in Section 3 of this Amendment; and

                  (e) all the representations and warranties contained in
         Article IV of the Credit Agreement are true and correct in all material respects with the same force and effect as if made by the Borrower on and as of the date hereof.

                  (f) (i) the Borrower has furnished to the Agent true, complete and accurate copies of the Consulting Sale Agreement, the Consulting Note Documents, and all exhibits, schedules and ancillary documents related thereto, (ii) the documents specified in the forgoing clause
         (i), (A) constitute the entire agreement between the Borrower and the other parties thereto with respect to the subject matter thereof and
         (B) have not been amended, terminated or otherwise modified and remain in full force and effect and (iii) the transactions contemplated by the Consulting Sale Agreement have been consummated.

         Section 5. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of April 30, 2001 when each and every one of the following conditions shall have been satisfied:

                  (a) The Agent shall have received executed counterparts of this Amendment, duly executed by the Borrower and each of the Banks.

                  (b) The Agent shall have received from the Guarantors a Consent and Agreement of Guarantors in the form of Exhibit B hereto (the "Guarantor Agreements") duly completed and executed by each Guarantor.

                  (c) The Agent shall have received all certificates, instruments and other agreements representing or evidencing the Consulting Sale Collateral, together with duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent.

                  (d) The Agent shall have received Warrants properly completed for each Bank and dated as of the First Determination Date and Second Determination Date (each as defined in the Warrant Issuance Agreement), duly executed by the Borrower.

                  (e) The Agent shall have received such other documents or instruments reasonably deemed necessary by the Agent.

         Section 6. Affirmation; Reaffirmation. The Agent, each Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Agent and each Bank that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Agent under the Borrower's Security Agreement and all



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


of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the Obligations are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

         Section 7. General.

                  (a) The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Agent harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

                  (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

                  (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

                  (e) This Amendment shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agent and the Banks and the successors and assigns of the Agent and the Banks.

         Section 8. General Release. The Borrower hereby releases and discharges the Agent and each Bank, and each of their officers, directors, employees, agents and attorneys, from any and all claims, actions and liabilities of any kind or nature that it or any one claiming through or under the Borrower ever had or may now have, whether now known or hereafter discovered, arising out of or in any way relating to: (i) any lending relationship or loan commitment between the Agent, the Banks and the Borrower prior to the date of this Amendment; (ii) the Loan Documents; or (iii) the negotiations preceding the execution and delivery of this Amendment.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]




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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                       NORSTAN, INC.


                                       By /s/ Robert J. Vold
                                         ---------------------------------------
                                          Its Treasurer


                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as a Bank and as Agent


                                       By /s/ David C. Larsen
                                         ---------------------------------------
                                          Its VP


                                       HARRIS TRUST AND SAVINGS BANK


                                       By /s/ Lawrence A. Mizera
                                         ---------------------------------------
                                          Its VP


                                       M&I MARSHALL & ILSLEY BANK


                                       By /s/ John W. Howard
                                         ---------------------------------------
                                          Its VP


                                       By /s/ Doug Pudvah
                                         ---------------------------------------
                                          Its VP


                                       WELLS FARGO BANK MINNESOTA,
                                       NATIONAL ASSOCIATION


                                       By /s/ William J. Kennedy
                                         ---------------------------------------
                                          Its VP




  [Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

                                       S-1